                                                                  EXHIBIT 10.102

                         Amendment No. 2 to Side Letter


                                                    Dated as of January 28, 2002

         Reference is hereby made to the following:

                  (i) that certain letter agreement dated as of October 30, 2001, as amended (the "Side Letter") between Williams Communications, LLC (the "Borrower") and Williams Communications Group, Inc. ("Holdings"), on the one hand, and Bank of America, as Administrative Agent and as Issuing Bank, JP Morgan Chase Bank (formerly The Chase Manhattan Bank), as Syndication Agent and as Issuing Bank, Salomon Smith Barney Inc., as Co-Documentation Agent, Lehman Brothers, Inc., as Co-Documentation Agent and Merrill Lynch & Co., Inc., as Co-Documentation Agent, on the other hand; and

                  (ii) that certain Amended and Restated Credit Agreement dated as of September 8, 1999 (as amended, the "Credit Agreement"), among the Borrower, Holdings, the lenders party thereto (the "Lenders"), Bank of America, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"), JP Morgan Chase Bank, (formerly The Chase Manhattan Bank), as Syndication Agent, Salomon Smith Barney Inc. and Lehman Brothers, Inc., as Joint Lead Arrangers and Joint Bookrunners with respect to the Incremental Facility referred to therein, and Salomon Smith Barney Inc., Lehman Brothers, Inc. and Merrill Lynch & Co., Inc., as Co-Documentation Agents.

         Capitalized terms not otherwise defined herein are used herein as defined in the Side Letter.

         The Borrower and Holdings have requested, and the Agents, the Issuing Bank and the Required Lenders have agreed, to amend the Side Letter (subject to the terms and conditions set forth herein).

         In consideration of the mutual agreements contained herein and other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.       The Side Letter is hereby amended as follows:

         (a) The introductory language at the beginning of Section 1 of the Side Letter is hereby deleted in its entirety and the following text inserted in lieu thereof:

         "As used in this letter agreement: (i) the term "Negotiation Period" shall mean the period beginning as of October 19, 2001 through and including February 28, 2002; and (ii) the term "Extended Period" shall mean the period beginning as of October 19, 2001 through and including June 30, 2003. During the Extended Period, each of the Loan Parties shall not, and shall not permit any Unrestricted Subsidiary to:"

         (b) Clause (iii)(y) appearing in the proviso in Section 1 of the Side Letter is hereby deleted in its entirety.

         (c) The words "preliminary budget dated October 1, 2001" in the second line of Section 2 of the Side Letter are hereby deleted and replaced by the words "business plan dated January 11, 2002".

         (d) The introductory language of Section 3 of the Side Letter is hereby amended by deleting the word "Negotiation" appearing in the first line of such
Section 3 and inserting the word "Extended" in lieu thereof.

         (e) Section 3 (a) of the Side Letter is hereby amended by deleting the words "or any Foreign Subsidiaries, except as expressly provided in clause
(iii)(y) of the proviso appearing in paragraph 1 above" appearing therein.

         (f) The first proviso at the end of Section 3 of the Side Letter is hereby amended by inserting the words "and not otherwise prohibited" immediately after the word "permitted" in the second line of such proviso.

         (g) The defined term "Negotiation Period" is hereby deleted each place such term appears in Sections 4 and 5 of the Side Letter and the term "Extended Period" inserted in lieu thereof.

         (h) The Side Letter is hereby amended to include the following new Sections 6 and 7:

         "6. Notwithstanding anything to the contrary contained in this letter agreement, during the Negotiation Period, the Loan Parties hereby covenant and agree not to make any investment (including, without limitation, loans) in any Foreign Subsidiaries except for (A) investments not exceeding $12 million in the aggregate made by the Loan Parties in PowerTel Limited, Silica Networks, S.A. and/or Manquehue Net, S.A., provided that such investments are expressly permitted by the Credit Agreement, and (B) investments in Foreign Subsidiaries made in compliance with that certain Consent dated as of December 21, 2001, executed by the Loan Parties and the Agents.

         7. During the Negotiation Period, each of Holdings, the Borrower and the Agents shall continue their ongoing discussions relating to the business and operations of the Loan Parties. Holdings and the Borrower hereby further covenant and agree to provide to the Agents, not later than three (3) Business Days prior to the expiration of the Negotiation Period, a detailed comprehensive plan of financial restructuring and deleveraging for Holdings, the Borrower and the other Loan Parties."

2. This Amendment shall not become effective until the date (the "Amendment Effective Date") on which (i) the Administrative Agent shall have received fully executed counterparts hereof executed by the Loan Parties, the Issuing Bank and all of the Agents, together with the consent of the Required Lenders to this Amendment as set forth hereinbelow; and (ii) all legal matters incident to this Amendment and the effects hereof or any of the Loan Documents shall be reasonably satisfactory to the Agents and their counsel.

3. Each of the Loan Parties represents and warrants to the Agents and the Lenders that (X) the execution, delivery and performance by the Loan Parties of this Amendment and the performance by each of them of the Side Letter as modified by this Amendment (i) have been duly authorized by all requisite corporate, partnership or limited liability company action (as applicable) on the part of each such Loan Party; and (ii) will not violate (a) any provision of any statute, rule or regulation, or the Certificate of Incorporation or By-laws (or similar governing documents) of any of the Loan Parties, (b) any applicable order of any court or any rule, regulation or order of any other agency of government or (c) any indenture, agreement or other instrument to which any of the Loan Parties is a party or by which any of the Loan Parties or any of their respective properties is bound, or be in conflict with, result in a breach of, or constitute (with notice or lapse of time or both) a default under, any such indenture, agreement, or other instrument; and (Y) upon the occurrence of the Amendment Effective Date, this Amendment will constitute the legal, valid and binding obligation of the Loan Parties, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

4. The Loan Parties hereby agree that in the event any Loan Party or Unrestricted Subsidiary shall fail to observe or perform any agreement set forth in the Side Letter as amended by this Amendment, such event shall be an immediate Event of Default under the Credit Agreement not requiring any notice, lapse of time or other action on the part of any of the Agents or the Lenders; and the Administrative Agent and/or the Required Lenders may exercise any and all remedies it or they may have pursuant to any of the Loan Documents or other applicable law.

5. The Borrower acknowledges and agrees that its obligations set forth in
Section 10.03 of the Credit Agreement include the preparation, execution and delivery of this Amendment, and any other documentation contemplated hereby, including, but not limited to, the reasonable fees and disbursements of Clifford Chance Rogers & Wells LLP, counsel to the Administrative Agent, and PWC.

6. This Amendment shall be limited precisely as written and shall not be deemed
(i) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Side Letter or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Agents or the Lenders or
(ii) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to in a Loan Document. The Administrative Agent (on behalf of itself and the Lenders) and the other Agents hereby expressly reserve all of the Administrative Agent's, the other Agents' and the Lenders' (as applicable) respective rights and remedies under the Credit Agreement and each of the other Loan Documents, as well as under applicable law. No failure to exercise, delay in exercising or any singular or partial exercise, by the Administrative Agent, the Agents or any of the Lenders, of any right, power or remedy hereunder or any of the other Loan Documents shall operate as a waiver thereof, nor shall any of the Loan Documents (including, without limitation, the Side Letter) be construed as a standstill or a forbearance by any of the Agents or the Lenders of their rights and remedies thereunder. Except to the extent hereby modified, the Side Letter shall continue in full force and effect in accordance with the provisions thereof on the date hereof and the Side Letter as modified by this Amendment is hereby ratified and confirmed. As used in the Side Letter, the terms "Side Letter," "this Agreement," "herein," "hereafter," "hereto," "hereof," and words of similar import, shall, unless the context otherwise requires, mean the Side Letter as modified by this Amendment. Reference to the terms "Side Letter" appearing in the other Loan Documents shall, unless the context otherwise requires, mean the Side Letter as modified by this Amendment. This Amendment shall be deemed to have been jointly drafted, and no provision of it shall be interpreted or construed for or against any party hereto because such party purportedly prepared or requested such provision, any other provision, or this Amendment as a whole.

7. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Amendment.

8. This Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

9. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WHICH ARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK.

10. The provisions of this Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.



                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and the year first above written.


                                     BORROWER:


                                     WILLIAMS COMMUNICATIONS, LLC


                        [STAMP]      By:         /s/ HOWARD S. KALIKA
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     HOLDINGS:


                                     WILLIAMS COMMUNICATIONS GROUP, INC.


                        [STAMP]         By:       /s/ HOWARD S. KALIKA
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     SUBSIDIARY LOAN PARTIES:


                                     CRITICAL CONNECTIONS, INC.
                                     WCS COMMUNICATIONS SYSTEMS, INC.
                                     WCS, INC.
                                     WILLIAMS COMMUNICATIONS OF VIRGINIA, INC.
                                     WILLIAMS COMMUNICATIONS PROCUREMENT, L.L.C.
                                     WILLIAMS COMMUNICATIONS PROCUREMENT, LP
                                     WILLIAMS GLOBAL COMMUNICATIONS
                                       HOLDINGS, INC.
                                     WILLIAMS INTERNATIONAL VENTURES COMPANY
                                     WILLIAMS LEARNING NETWORK, INC.
                                     WILLIAMS LOCAL NETWORK, LLC
                                     WILLIAMS TECHNOLOGY CENTER, LLC
                                     WILLIAMS COMMUNICATIONS AIRCRAFT, LLC
                                     WILLIAMS COMMUNICATIONS MANAGED
                                       SERVICES, LLC


                        [STAMP]         By:       /s/ HOWARD S. KALIKA
                                        ----------------------------------------
                                        Name:
                                        Title:

[AMENDMENT NO. 2  TO SIDE LETTER]

                                     ISSUING BANK AND AGENTS:

                                     BANK OF AMERICA, N.A., as Administrative
                                     Agent and as Issuing Bank


                                     By:   /s/ PATRICK HONEY
                                        ----------------------------------------
                                        Name:  Patrick Honey
                                        Title: Vice President


                                     JP MORGAN CHASE BANK
                                     (formerly The Chase Manhattan Bank), as
                                     Syndication Agent and as Issuing Bank


                                     By:   /s/ HOUSTON A. STUBBINS
                                        ----------------------------------------
                                        Name:  Houston A. Stubbins
                                        Title: Managing Director


                                     SALOMON SMITH BARNEY INC.,
                                     as Co-Documentation Agent


                                     By:   /s/ JOHN DORANS
                                        ----------------------------------------
                                        NAME:  John Dorans
                                        Title: [ILLEGIBLE]


                                     LEHMAN BROTHERS, INC.,
                                     as Co-Documentation Agent


                                     By:   /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        Name:  [ILLEGIBLE]
                                        Title: Senior Vice President


                                     MERRILL LYNCH & CO., INC.,
                                     as Co-Documentation Agent


                                     By:   /s/ ZORAN FOTAK
                                        ----------------------------------------
                                        Name:  Zoran Fotak
                                        Title: Managing Director

[AMENDMENT NO. 2  TO SIDE LETTER]

         BY SIGNING IN THE APPROPRIATE SPACE BELOW, THE UNDERSIGNED HEREBY CONSENT TO THE FOREGOING AMENDMENT NO. 2 TO THE SIDE LETTER AND TO THE EXECUTION THEREOF BY THE AGENTS AND THE ISSUING BANK.


                                     LENDERS:

                                     BANK OF AMERICA, N.A.


                                     By:   /s/ PATRICK HONEY
                                        ----------------------------------------
                                        Name:  Patrick Honey
                                        Title: Vice President


                                     JP MORGAN CHASE BANK
                                     (formerly The Chase Manhattan Bank)


                                     By:   /s/ HOUSTON A. STUBBINS
                                        ----------------------------------------
                                        Name:  Houston A. Stubbins
                                        Title: Managing Director


                                     CITICORP USA, INC.


                                     By:   /s/ JOHN DORANS
                                        ----------------------------------------
                                        Name:  John Dorans
                                        Title: [ILLEGIBLE]


                                     LEHMAN COMMERCIAL PAPER INC.


                                     By:   /s/ [ILLEGIBLE]
                                        ----------------------------------------
                                        Name:  [ILLEGIBLE]
                                        Title: Authorized Signatory


                                     MERRILL LYNCH CAPITAL CORPORATION


                                     By:   /s/ ZORAN FOTAK
                                        ----------------------------------------
                                        Name:  Zoran Fotak
                                        Title: Vice President

[AMENDMENT NO. 2  TO SIDE LETTER]

                                     ABN AMRO BANK N.V.


                                     By: /s/ NEIL J. BIVONA
                                        ----------------------------------------
                                        Name: NEIL J. BIVONA
                                        Title: GROUP VICE PRESIDENT


                                     By: /s/ STEVEN C. WIMPENNY
                                        ----------------------------------------
                                        Name: STEVEN C. WIMPENNY
                                        Title: GROUP SENIOR VICE PRESIDENT


                                     BANK OF MONTREAL


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     THE BANK OF NEW YORK


                                     By: /s/ JULIE B. FOLLOSCI
                                        ----------------------------------------
                                        Name: JULIE B. FOLLOSCI
                                        Title: VICE PRESIDENT


                                     BANK OF OKLAHOMA N.A.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     BANK ONE, N.A.


                                     By: /s/ THOMAS T. BOWER
                                        ----------------------------------------
                                        Name: THOMAS T. BOWER
                                        Title: SENIOR VICE PRESIDENT

[AMENDMENT NO. 2  TO SIDE LETTER]

                                     BAYERISCHE HYPOVEREINS BANK, NEW YORK
                                     BRANCH (formerly Bank Austria Creditanstalt
                                     Corporate Finance, Inc.)


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     CIBC INC.


                                     By: /s/ JOAN S. GRIFFIN
                                        ----------------------------------------
                                        Name: Joan S. Griffin
                                        Title: EXECUTIVE DIRECTOR


                                     CREDIT LYONNAIS NEW YORK BRANCH


                                     By: /s/ JEREMY HORN
                                        ----------------------------------------
                                        Name: Jeremy Horn
                                        Title: VICE PRESIDENT


                                     CREDIT SUISSE FIRST BOSTON


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

[AMENDMENT NO. 2  TO SIDE LETTER]

                                     DEUTSCHE BANK AG
                                     NEW YORK BRANCH AND/OR
                                     CAYMAN ISLANDS BRANCH


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     FIRST UNION NATIONAL BANK


                                     By: /s/ MARK L. COOK
                                        ----------------------------------------
                                        Name: Mark L. Cook
                                        Title: SENIOR VICE PRESIDENT


                                     FLEET NATIONAL BANK


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     THE FUJI BANK, LIMITED


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     IBM CREDIT CORPORATION


                                     By: /s/ STEVEN A. FLANAGAN
                                        ----------------------------------------
                                        Name: Steven A. Flanagan
                                        Title: MANAGER, SPECIAL HANDLING


                                     THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                     NEW YORK BRANCH


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

[AMENDMENT NO. 2  TO SIDE LETTER]

                                     KBC BANK, N.V.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     SCOTIABANC INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     STANFIELD ARBITRAGE CDO, LTD.
                                     By: Stanfield Capital Partners LLC
                                         as its Collateral Manager


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     STANFIELD CLO, LTD.
                                     By: Stanfield Capital Partners LLC
                                         as its Collateral Manager


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     STANFIELD/RMF TRANSATLANTIC CDO, LTD
                                     By: Stanfield Capital Partners LLC
                                         as its Collateral Manager


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

[AMENDMENT NO. 2  TO SIDE LETTER]

                                     WINDSOR LOAN FUNDING, LIMITED
                                     By: Stanfield Capital Partners LLC
                                         as its Collateral Manager


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                     ARK II CLO 2001-I, LIMITED
                                     By: Patriarch Partners II, LLC,
                                         its Collateral Manager


                                     By: /s/ LYNN TILTON
                                        ----------------------------------------
                                        Name: Lynn Tilton
                                        Title: AUTHORIZED DIGNATORY


                                     HAMILTON CDO, LTD.
                                     By: Stanfield Capital Partners LLC
                                         as its Collateral Manager


                                     By:
                                        ----------------------------------------
                                        Name:
                                        Title:

[AMENDMENT NO. 2  TO SIDE LETTER]